UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2026

CHILEAN COBALT CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-268335	82-3590294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1199 Lancaster Ave, Suite 107

Berwyn, Pennsylvania 19312

(Address of principal executive offices)

(484) 580-8697

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

To the extent required by this Item 1.01, the information contained in Item 3.02 below is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On May 18, 2026, the Company entered into a stock purchase agreement with investors, pursuant to which such investors purchased an aggregate of 1,562,500 shares of the Company’s Common Stock, par value $0.0001, at a price of $1.60 per share (the “Shares”) for an aggregate purchase price of $2,500,000.00 (such agreements, the “Stock Purchase Agreements”).

The issuance of shares of the Company’s Common Stock as disclosed in this Item 3.02 were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

The foregoing description of the Stock Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Securities Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On May 21, 2026, the Company issued a press release announcing private sales of equity securities consisting of 1,562,500 shares sold for $2,500,000 in gross proceeds related to two investors, a wholly-owned subsidiary of Glencore plc (LSE: GLEN), together with its subsidiaries (“Glencore”) and Madesal SpA (together with its subsidiaries, “Madesal”). Glencore and Madesal were both investors in the Company prior to this round of funding. The gross proceeds from these security sales are expected to be used to pursue additional district consolidation opportunities and exploration, support early ESG-related work, and for general corporate and working capital purposes.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement.

99.1	Press release issued by Chilean Cobalt Corp. on May 21, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILEAN COBALT CORP

Dated: May 21, 2026	By:	/s/ Duncan T. Blount
	Name:	Duncan T. Blount
	Title:	Chief Executive Officer

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